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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 24, 2001
        -----------------------------------------------------------------

                          CYTOCLONAL PHARMACEUTICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       00-26078               75-2402409
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                   Identification No.)

                                2110 Research Row
                                    Suite 621
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 353-2922

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         Effective October 24, 2001, Cytoclonal Pharmaceutics Inc. (the "Company") changed its name to eXegenics Inc. This change was effected under Delaware law in connection with the merger into the Company of its wholly owned subsidiary, eXegenics Inc. In addition, effective October 24, 2001, the Company's Nasdaq National Market symbol was changed to "EXEG." The information contained in the Press Release dated October 24, 2001, which is attached hereto as Exhibit 99.1, is incorporated herein by reference and the foregoing description of such transactions contemplated thereby are qualified in their entirety by reference to such exhibit.


Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                         Description

99.1              Press Release, dated October 24, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CYTOCLONAL PHARMACEUTICS INC.
                                      (Registrant)

Dated:   October 25, 2001             By: /s/ Ronald Lane Goode, Ph. D.
         ----------------                 -------------------------------------
                                          Ronald Lane Goode, Ph.D.
                                          President and Chief Executive Officer



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                                 EXHIBIT INDEX




EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99.1              Press Release, dated October 24, 2001.